UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submissions of Matters to a Vote of Security Holder.

On May 9, 2018, VAALCO Energy, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders were requested to: (1) elect four directors, to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2018 Annual Meeting of Stockholders; (2) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2017; (3) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (4) approve an amendment to the Company’s Restated Certificate of Incorporation to effect (i) a reverse stock split of the Company’s issued and outstanding common stock, par value $0.10 per share (the “Common Stock”), at a ratio between one-for-five and one-for-twenty, inclusive, such ratio to be determined by the Board of Directors (the “Board”) at a later date, and (ii) a reduction in the number of authorized shares of Common Stock by a corresponding ratio each of which is more fully described in the Company’s proxy statement filed on April 6, 2018:

1.

Each of the directors nominated by the Board for election were elected for a term of office expiring at the Company’s 2019 Annual Meeting of Stockholders. Votes regarding the election of the directors nominated for election were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Cary Bounds	19,322,356	7,533,703	21,707,503

Andrew L. Fawthrop	19,048,256	7,807,803	21,707,503

A. John Knapp, Jr.	19,330,295	7,525,764	21,707,503

Steven J. Pully	19,276,471	7,579,588	21,707,503

2.	BDO USA, LLP was ratified as the Company’s independent registered public accounting firm for 2017. The voting results were as follows:
3.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
41,963,580	5,983,948	616,034	0

3.	The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
18,086,233	8,034,525	735,301	21,707,503

4.

The Board proposal seeking approval on an amendment to the Company’s Restated Certificate of Incorporation to effect (i) a reverse stock split of the Company’s issued and outstanding common stock, par value $0.10 per share (the “Common Stock”), at a ratio between one-for-five and one-for-twenty, inclusive, such ratio to be determined by the Board of Directors (the “Board”) at a later date, and (ii) a reduction in the number of authorized shares of Common Stock by a corresponding ratio, was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
38,966,926	9,431,957	164,679	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: May 14, 2018
	By:	/s/ Philip Patman, Jr.
	Name:	Philip Patman, Jr.
	Title:	Chief Financial Officer